UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 30, 2005
                                               ------------------
                             SJW Corp.
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(Exact name of registrant as specified in its charter)

    California                    1-8966          77-0066628
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(State or other jurisdiction   (Commission      (IRS Employer
     of incorporation)         File Number)  Identification No.)

    374 W. Santa Clara Street, San Jose, California     95113
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(Address of principal executive offices)             (Zip Code)

                             (408) 279-7800
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         Registrant's telephone number, including area code

                             Not Applicable
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  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01 Entry into a Material Definitive Agreement.

On October 4, 2005, SJWTX Water, Inc. ("SJWTX Water"), a newly formed Texas corporation and wholly owned subsidiary of SJW Corp., and Canyon Lake Water Supply Corporation, a Texas nonprofit water supply corporation ("CLWSC"), signed an Asset Purchase Agreement pursuant to which SJWTX Water agreed to purchase substantially all the assets of CLWSC related to its water system.

The Asset Purchase Agreement will become effective when CLWSC receives written notification from the Texas Water Development Board that: (i) certain CLWSC Bond Debt held by the Texas Water Development Board may be discharged or otherwise purchased by SJWTX Water at closing and (ii) the Texas Water Development Board will authorize certain amendments to CLWSC's organizational documents necessary for CLWSC to consummate the transaction as contemplated by the Asset Purchase Agreement.

The purchase price of the assets consists of (i) $3.2 million in cash payable to CLWSC at closing, (ii) SJWTX Water's assumption, retirement or recapitalization of all of CLWSC's outstanding debt and bond obligations (approximately $20 million), and (iii) SJWTX Water's payment of certain CLWSC transaction expenses.

Once the Asset Purchase Agreement becomes effective, the acquisition will be subject to the satisfaction of various closing conditions set forth in the Asset Purchase Agreement, including obtaining the required approval of the members of CLWSC, the Texas Commission on Environmental Quality, and any other approvals required under the parties' governing documents and agreements and applicable laws and regulations.

A copy of a press release is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.

Item 8.01  Other Events

On September 30, 2005, SJW Land Company, SJW Corp.'s wholly owned subsidiary, sold its 2.6 acres property located at Reservoir Road, Los Gatos, California for $4,200,000. SJW Corp. recognized an after-tax gain on sale of nonutility property of approximately $1,100,000 or $0.12 per share.


A copy of a press release is attached as Exhibit 99.2 hereto and incorporated into this Form 8-K by reference.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  SJW Corp.
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October 5, 2005                  /s/ Angela Yip
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                                  Angela Yip,
                                  Chief Financial Officer
                                  and Treasurer


                              EXHIBIT INDEX

Exhibit
Number                   Description of Document
--------                 ------------------------

99.1    Press Release issued by SJW Corp. regarding Canyon Lake
        Water Supply Corporation dated October 4, 2005.


99.2 Press Release issued by SJW Corp. regarding the sale of nonutility property dated October 5, 2005.